THE SPORTS MARKET OF TOMORROW

IS HERE TODAY

SIMPLICITY ESPORTS

INVESTOR PRESENTATION

May 2021

FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management's expectations of future financial results, potential business, potential acquisitions, and similar statements, all of which are forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" in Simplicity Esports and Gaming Company's Annual Report on Form 10-K for the year ended May 31, 2020, as the same may be updated from time to time. These forward-looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

SIMPLICITY ESPORTS

COMPANY OVERVIEW

Simplicity Esports and Gaming Company is an esports company in the United States with three diverse revenue streams:

- **Esports team ownership**
  - Owner and manager of Flamengo Esports, a leading Brazilian esports organization
  - Owner of a Brazilian League of Legends franchise with Riot Games
  - Revenue generating sponsorships, sublicensing agreements, prize winnings and league revenue sharing

- **Esports gaming centers (company owned operations)**
  - Currently the Company owns 15 corporate locations
  - Favorable leases with rent calculated as a percent of sales
  - Growing database of over 400,000 gamers that have paid to play inside our esports gaming centers

- **Franchising of esports gaming centers (franchisee owned operations)**
  - Currently, the Company has 18 fully constructed franchise locations
  - Significant inbound interest in new franchise locations

Simplicity's operations provide a unique, multi-faced value to physical and digital approaches generating revenues from both key segments of the esports sector.


MLG
GEARS
PRO CIRCUIT

SIMPLICITY ESPORTS

INVESTMENT HIGHLIGHTS

- Fast Growing Attractive Market
- Highly Scalable Full Service Esports Platform
- Only Vertically Integrated Esports Play
- Net Income Accretive Franchise Roll-Up Strategy
- Experienced Management Team with Significant M&A Experience



VS
MLG
MLG
GEARS
PRO CIRCUIT

LEADERSHIP



JED KAPLAN – Chairman of the Board of Directors

Mr. Kaplan has been a member of our board of directors since December 31, 2018 and served as our Chief Executive Officer and interim Chief Financial Officer from February 8, 2019 to March 29, 2021. From December 31, 2018 to February 8, 2019, Mr. Kaplan served as our co-Chief Executive Officer. He founded Shearson Financial Services, a FINRA registered broker dealer, and has served as its Chief Executive Officer since May 1995.

Mr. Kaplan has been involved in a wide variety of professional sports and sports management ventures. Mr. Kaplan successfully sold the Iowa Energy to the Minnesota Timberwolves. Currently, Mr. Kaplan is a minority owner of both the Memphis Grizzlies and Swansea City of the English Championship League. Mr. Kaplan's insight, vision and knowledge are all represented as an appointed founding member of the NBA "GLeague" leadership committee. In October 2020, Mr. Kaplan was approved to join the ownership group of Orlando City Soccer Club of the MLS. Mr. Kaplan graduated from City University of New York in 1989 with a Bachelor of Business Administration degree.



ROMAN FRANKLIN – Chief Executive Officer and Member of the Board of Directors

Mr. Franklin served as our Chief Executive Officer since March 29, 2021 and has been a member of our board of directors since August 16, 2018. He served as our President and Chief Operating Officer from December 31, 2018 to March 29, 2021. He was instrumental in the acquisitions of PLAYlive Nation, Inc. and Flamengo Esports, as well as the expansion of our retail footprint and creation of our online tournament initiative. Since COVID-19 lockdowns began, Mr. Franklin successfully negotiated the acquisition of more than a dozen esports gaming centers, while successfully negotiating percentage rent leases with landlords for all of the acquired gaming center locations.

Prior to joining the company, Mr. Franklin was President of Franklin Financial Planning, Inc. from 2005 to 2016. Mr. Franklin is a 13 year veteran of the investment management industry and has been quoted in numerous investment publications such as the Wall Street Journal, Bloomberg, Businessweek, Smart Money Magazine and Investment News. Mr. Franklin holds a Bachelor of Science degree in Management from Barry University and an MBA in Finance from the Graduate School of Business at Stetson University.

NANCY HENNESSEY – Chief Financial Officer

Ms. Hennessey has been our Chief Financial Officer since May 2021. Since 2011 Ms. Hennessey worked as the Senior Vice President of Financial Planning and Analysis and as a consultant to the CEO of Travel and Leisure, formerly Wyndham Destinations, an NYSE listed $5 billion market cap company. From 1990 until 2011, Ms. Hennessey served multiple companies as Vice President of Finance and Chief Financial Officer. Ms. Hennessey began her career by working for Ernst & Young as a Senior Auditor from 1986 until 1990. Ms. Hennessey is a Certified Public Accountant and holds a BBA and MBA in Public Accounting from the Lubin School of Business at Pace University.

LEADERSHIP



DONALD CALDWELL – Chairman of Audit Committee and Compensation Committee

Mr. Caldwell has been an independent director since August 16, 2017 and served as our Chairman of the Board from August 16, 2017 until March 29, 2021. He currently serves as Chairman of our Audit Compensation and Compensation Committees of our board of directors since August 16, 2017 and is an experienced investor. He co-founded Cross Atlantic Capital Partners, Inc., a venture capital management company, where he has served as its Chairman and Chief Executive Officer since 1999. Mr. Caldwell is a Certified Public Accountant (Retired) and holds a Bachelor of Science degree from Babson College and a Master of Business Administration from the Graduate School of Business at Harvard University.



MAX HOOPER - Dr. Hooper, who has been an independent member of our board of directors since August 16, 2017, serves as Managing Director of Merging Traffic, a web-based crowdsourcing portal, since September 2015 and Head of Investment Banking and Senior Vice President of Triloma Securities, a subsidiary of Triloma Financial Group LLC, since January 2016. Dr. Hooper also has prior experience with SPACs such as transaction structuring, administration, research, and execution. Dr. Hooper has earned five doctorate degrees from a variety of institutions.



FRANK LEAVY - Mr. Leavy has been an independent member of our board of directors since August 16, 2017. Since 2007, Mr. Leavy has been the Senior Vice President and Director of Finance and Administration for Blake's All Natural Foods, a manufacturer of "better for you" frozen entrees. Prior to that, he held various financial officer positions at member companies of Group Rossignol, a world leading company in the winter sports industry. Mr. Leavy holds a Bachelor of Arts degree from the College of the Holy Cross and a Master of Science degree in accounting from the Graduate School of Professional Accounting at Northeastern University.



EDWARD LEONARD JAROSKI Mr. Jaroski has been an independent member of our board of directors since October 2017. Mr. Jaroski was the founder of Capstone Asset Management Company and had served as its President and Chief Executive Officer from 1987 to 2016. Mr. Jaroski was Chairman, Chief Executive Officer and President of various Capstone/Steward Funds in the fund complex from 1987 through 2016. He holds a B.B.A. degree in Accounting from Temple University, and is currently an active real estate investor.



WILLIAM HERRMANN, JR. - Mr. Herrmann has been an independent member of our board of directors since October 2017. Mr. Herrmann has over 45 years of experience in financial services, and insurance and investment planning industries. Presently, Mr. Herrmann is the Owner of Herrmann & Associates, a financial services firm affiliated with Hudson Heritage Capital Management Inc., a Registered Investment Advisor since February 15, 2006. Mr. Herrmann graduated from the University of Pennsylvania with a Bachelor's Degree.



LAILA CAVALCANTI LOSS – Ms. Loss has been a member of our board of directors since May 2021. From 2010 to 2016 Ms. Loss was the Head of Legal in Latin America and Angola for Expro Group, a leading global oil services company. Since 2017, Ms. Loss has practiced law in private practice at Cavalcanti Loss Sociedade Individual de Advocacia. Ms. Loss holds a Master of Laws (LLM) from the University of Texas at Austin, and is permitted to practice law in Brazil and is admitted to the New York State Bar Association.



TRADITIONAL SPORTS MARKETS ARE MAKING ROOM FOR...

ESPORTS

and its growing fan base online and in-person attending sold-out stadium competitions around the globe.

"Esports will rival the biggest traditional sports leagues in terms of future opportunities."

Steve Borenstein
Former CEO of ESPN and NFL Network

WHAT IS 'ESPORTS'?

2.7 BILLION

GAMERS IN THE WORLD

Statista, 2021

100 M VIEWERS

SAW THE 2019 LEAGUE OF LEGENDS WORLD CHAMPIONSHIPS LIVE AND ONLINE

Business Insider, December 2019

"League of Legends gets more viewers than Super Bowl"

Reported by CNBC, April 2019

Esports is the world of **competitive, organized video gaming**

Worldwide competitors face off in the same games that are popular with at-home gamers

These gamers are watched and followed by millions of fans all over the world, who attend live events or tune in on TV or online

Event organizers and teams benefit financially from ticket sales, the sale of broadcast rights, and advertising and promotional dollars paid by endemic and non-endemic global brands

SOURCE: CNN.com, 2018

OUR DIVERSIFIED REVENUE STREAMS

We are in all three of these market segments

SIMPLICITY CORPORATE-OWNED CENTERS
bill gameplay hours, memberships, event hosting, merchandise sales, advertising, snacks and beverage, and provide a unique opportunity to scout future esports talent and influencers through grassroots leagues and casual gaming

FRANCHISING
provides future SIMPLICITY gaming center operators a program to open and operate a branded gaming center for their purchase of a franchise territory and an on-going royalty fee

TEAM OWNERSHIP generates revenues and is a platform to advertise our brands, engage fans and advance to high profile franchised league play


2019
WORLD
CHAMPIONSHIP
LEAGUE OF LEGENDS

LEAGUE OF LEGENDS FRANCHISE ASSET

In January 2020, Simplicity signed the players and staff **from Flamengo Esports** to contracts with Simplicity, as well as a licensing agreement to use the Flamengo name and logo. On October 1, 2020, Simplicity Esports and Gaming Company was awarded 1 of 10 coveted League of Legends franchise spots in the CBLoL.

Flamengo Esports is the esports division of Clube de Regatas do Flamengo, commonly referred to as Flamengo.

Founded in 2017, the division initially consisted of a League of Legends team that now competes in the Campeonato Brasilero de League of Legends (CBLoL), the premier league of professional League of Legends competitors in Brazil. With 122 wins in 187 matches, Flamengo Esports demonstrates a win rate of over 65%, the highest win rate amongst CBLoL squads.



FLAMENGO ESPORTS

FLAMENGO was the 2019 League of Legends Champion in Brazil. More than 1.3 million viewers watched the Finals live or online. FLAMENGO gives Simplicity the potential to access:

- ✓ **THE 82 MILLION Brazilians** who watched esports content in 2019
- ✓ **MOST WATCHED TEAM in 2020** for League of Legends Brazil averaging over 183,000 unique live viewers per match
- ✓ **31+MILLION FLAMENGO** social media followers
- ✓ **35+MILLION TWITTER IMPRESSIONS since 2018**
- ✓ Only team to compete in **4** of the last **5** finals in Brazil



SIMPLICITY ESPORTS

FLAMENGO ESPORTS

FLAMENGO –the 9th Most Tweeted about Esports Team in the world for 2020.


Most Tweeted About Esports Teams
1
@FaZeClan
2
@G2esports
3
@mibr
4
@FNATIC
5
@paiNGamingBR
6
@T1
7
@Cloud9
8
@FURIA
9
@flaesports
10
@100Thieves
@TwitterGaming | 2020 Gaming on Twitter
Source | Twitter Internal, Jan - Dec 2020 (Global)

FLAMENGO ESPORTS NFTs

Non-Fungible Tokens (NFTs) are digital collectibles minted and secured on the Ethereum blockchain.

We have a library of Flamengo Esports images from historic moments, such as the 2019 League of Legends Finals, when Flamengo Esports won the Brazilian Championship on stage in front of thousands of people attending live, or Ranger's "Shhh" moment after a recent victory that went viral.

Our NFTs will be sold in digital art and trading card formats for purchase as merchandise by fans.




CBLOL


CAMPEÃO!
eSports
eSports

TODAY, ESPORTS IS THE FASTEST-GROWING SPORTS MEDIA MARKET

- Media rights, advertising, sponsorship, merchandise, ticket and publisher fee revenues are growing at double digit CAGR and estimated to be a **$1.6B market**
- North America (38%) and China (16%) are expected to **generate 56% of global revenues**. South Korea (6%) is the third largest market
- Latin America is the fastest growing gaming market and is expected to grow **18.6% annually to reach $2.2B by 2023** (New tech Mag, June 2019)
- Contributing to the esports market, the gaming sector is also growing at **double digit CAGR and reached $150B** in sales in 2019. Each segment is expected to benefit significantly with the development of 5G telecom systems.

SOURCE: Newzoo, 2019 & 2020

SIMPLICITY ESPORTS

2018-2019 ESPORTS GLOBAL REVENUE GROWTH AND 2020 AND 2023 PROJECTION


$776
MILLION
22.5%
YoY
$951
MILLION
+15.7%
YoY
$1.1
BILLION
$1.6
BILLION
2018
2019
2020E
2023E

SOURCE: Newzoo, 2020

ADVERTISERS TARGET THE ESPORTS MARKET

ENDEMIC brands access a highly-focused target group

BUT, NON-ENDEMIC brands account for the most growth

DO LEAGUES SEE VALUE AND SUPPORT ESPORTS?....of course.

NBA (NBA2K) - NFL (Madden) - NHL (NHL2K) - MLS (FIFA)

(CB Insights)


2016-2018 ESPORTS ADVERTISING GROWTH AND 2021 PROJECTION
$350 MILLION
$468 MILLION
$694 MILLION
$1,385 MILLION
2016
2017
2018
2021E

Source: Newzoo, 2019

SIMPLICITY ESPORTS

GAMING CENTER OVERVIEW

- ☑ **33 GAMING CENTERS** across 13 states
- ☑ **80,000+ SQ.FT. OF RETAIL SPACE** in desirable, high-traffic locations
- ☑ **OVER 1,200 DIGITAL SCREENS** available for advertisements
- ☑ A GROWING DATABASE of over **400,000 GAMER CUSTOMERS** that have paid to play in our gaming centers
- ☑ Recently announced GAMING CENTER ACQUISITIONS generated **over $3 million in revenue in 2019**





POSITIONING ACROSS THE UNITED STATES



Redmond, WA
Union Gap, WA
Billings, MT
Kennewick, WA
Olympia, WA
Happy Valley, OR
Vancouver, WA
Santa Rosa, CA
Fullerton, CA
Brea, CA
El Paso, TX
Frisco, TX
Humble, TX
Terre Haute, IN
Syracuse, NY
Manassas, VA
Fort Bragg, NC
DeLand, FL
St. Petersburg, FL
Legend
Simplicity Locations
Converted or In Process
New Locations under LOI
Existing Franchise Locations

SIMPLICITY ESPORTS

COMPETITIVE MATRIX

COMPANY	TICKER	MARKET CAP(1) TTM REVS & CASH BURN(2)	BUSINESS	ESPORTS TEAM	LEAGUE PLAY	HOSTS TOURNAMENTS	GAMING CENTERS
Super League	SLGG Nasdaq	$120 Million $2.06 Million -$14 Million	League organizer and content provider, Minehut	✗	✗	✓	✗
Allied Sports	AESE Nasdaq	$100 Million $3.21 Million - $5 Million	Esports arena, gaming centers, and mobile facilities and tournaments	✗	✗	✓	✓
Esports Entertainment	GMBL Nasdaq	$210 Million $2.58 Million -$8 Million	Esports gambling and tournament hosting	✗	✗	✓	✗
Enthusiast Gaming	EGLX Nasdaq	$900 Million $72 Million -$15 Million	Video game and esports content, minority owner of teams and franchises, esports conference and convention organizer	✓	✓	✗	✗
SIMPLICITY ESPORTS	WINR OTCQB	$18 Million $1.09 Million -$1.04 Million	Fully integrated with a League of Legends Franchise, multiple teams, streaming content and the largest footprint of esports gaming centers in the U.S. plus in-person and play from home tournaments	✓	✓	✓	✓

WE ARE THE ONLY SEC REPORTING ESPORTS COMPANY THAT CHECKS ALL THE BOXES

and participates in each of the core, revenue producing, and value accretive segments of the esports industry

(1) As of 5/3/2021.
(2) Trailing 12 month revenue since last public financial report and Cash Burn from Operating Activity

REVENUE GROWTH



39% Average Quarterly Revenue Growth
450
400
350
300
250
200
150
100
50
0
Q4 2020 ended 5/31/20
Q1 2021 ended 8/31/20
Q2 2021 ended 11/30/20
Q3 2021 ended 2/28/21
Revenue in 000's

SIMPLICITY ESPORTS



THANK YOU

SIMPLICITY ESPORTS

www.ggsimplicity.com

(855) 345-9467

roman@simplicityesports.com